UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011

Foot Locker, Inc.
(Exact Name of Registrant as Specified in its Charter)

New York	1-10299	13-3513936
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

112 West 34th Street, New York, New York		10120
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-720-3700

Former Name/Address
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (e) At the annual shareholders’ meeting of Foot Locker, Inc. (the “Company”) held on May 18, 2011, shareholders approved the Foot Locker Long-Term Incentive Compensation Plan, as Amended and Restated (the “Plan”). A summary of the terms and conditions of the Plan may be found on Pages 69-71 of the Company’s definitive proxy statement in connection with the 2011 annual meeting of shareholders (the “2011 Proxy Statement”), which was filed with the Securities and Exchange Commission on April 7, 2011. A copy of the Plan approved by shareholders is filed as Exhibit 10.1, which, in its entirety, is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

     The Company held its Annual Meeting of Shareholders on May 18, 2011. There were represented at the meeting, in person or by proxy, 140,162,590 shares of the Company’s Common Stock, par value $0.01 per share, which represented 90.6 percent of the shares outstanding on March 21, 2011, which was the record date for the meeting. For more information on the following proposals, please see the 2011 Proxy Statement, the relevant portions of which are incorporated herein by reference.

     (i) Shareholders elected four nominees to the Board of Directors for a three-year term expiring at the annual meeting of shareholders in 2014 and one nominee to the Board of Directors for a two-year term expiring at the annual shareholders meeting in 2013.

Name	Term	Votes For	Votes Withheld	Broker Non-Votes
Nicholas DiPaolo	3 Years	131,958,888	465,592	7,738,110
Matthew M. McKenna	3 Years	131,834,754	589,726	7,738,110
Allen Questrom	3 Years	131,284,928	1,139,552	7,738,110
Cheryl Nido Turpin	3 Years	131,440,726	983,754	7,738,110

Guillermo Marmol	2 Years	131,984,139	440,341	7,738,110

     Alan D. Feldman, Jarobin Gilbert Jr., Ken C. Hicks, James E. Preston, David Y. Schwartz, and Dona D. Young, having previously been elected directors of the Company for terms continuing beyond the 2011 Annual Meeting of Shareholders, continue in office as directors of the Company.

     (ii) Shareholders ratified the appointment of KPMG LLP as the Independent Registered Public Accounting firm for the Company:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,905,078	1,211,755	45,757	- 0 -

     (iii) Shareholders approved the Foot Locker Long-Term Incentive Compensation Plan, as Amended and Restated:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,711,403	3,480,972	232,105	7,738,110

     (iv) Advisory Vote on Executive Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,908,824	1,301,962	213,694	7,738,110

     (v) Advisory Vote Regarding Frequency of Advisory Vote on Executive Compensation:

Votes For	Votes for	Votes for	Abstentions	Broker
1 Year	2 Years	3 Years		Non-Votes
95,924,355	4,757,305	31,548,108	194,712	7,738,110

     The Company’s Board of Directors has reviewed and considered the results of the voting on this proposal and, in light of the vote results, has determined to include in the Company’s future proxy materials an annual advisory shareholder vote on executive compensation until the next required frequency vote by shareholders.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

10.1	Foot Locker Long-Term Incentive Compensation Plan, as Amended and Restated

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOOT LOCKER, INC.
(Registrant)

Date: May 24, 2011	By:	/s/ Gary M. Bahler
Senior Vice President, General Counsel
and Secretary